                                                                   Exhibit 10.23

                                ONVIA.COM, INC.

                        COMMON STOCK PURCHASE AGREEMENT
                        -------------------------------

     This Common Stock Purchase Agreement (this "Agreement") is made as of
                                                 ---------
December 8, 1999 by and between Onvia.com, Inc., a Washington corporation (the "Company"), and Jeffrey Ballowe ("Purchaser").
--------                          ---------

     1.  Sale of Stock.  Upon the terms and subject to the conditions of this
         -------------
Agreement, on the Purchase Date (as defined below) the Company will issue and sell to Purchaser, and Purchaser agrees to purchase from the Company, Sixty Thousand (60,000) shares of the Company's Common Stock (the "Shares") at a
                                                             ------
purchase price of Two Dollars and Fifty Cents ($2.50) per Share, for a total purchase price of One Hundred Fifty Thousand Dollars ($150,000). The term "Shares" refers to the purchased Shares and all securities received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser's ownership of the Shares. The Shares are being issued pursuant to a restricted stock plan unanimously approved by the Company's board of directors.

     2.  Purchase.  The purchase and sale of the Shares under this Agreement
         --------
shall occur at the principal office of the Company simultaneously with the execution of this Agreement by the parties, or on such other date as the Company and Purchaser shall agree (the "Purchase Date"). On the Purchase Date, the
                                -------------
Company will deliver to Purchaser a certificate representing the Shares to be purchased by Purchaser (which shall be issued in Purchaser's name) for cash, services rendered, intellectual property, or any combination thereof by Purchaser to the Company in the amount of One Hundred Fifty Thousand Dollars ($150,000).

     3.  Limitations on Transfer.  In addition to any other limitations on
         -----------------------
transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares while the Shares are subject to the Company's Repurchase Option (as defined below), except as provided below. After any Shares have been released from the Repurchase Option, Purchaser shall not assign, encumber or dispose of any interest in such Shares except in compliance with the provisions below and applicable securities laws.

          (a)  Repurchase Option.
               -----------------

     (i) In the event of the voluntary or involuntary termination of Purchaser's employment or consulting relationship with the Company for any reason (including death or disability), with or without cause, the Company shall upon the date of such termination (the "Termination Date") have an irrevocable, exclusive option
                       ----------------
(the "Repurchase Option") to repurchase all or any portion of the Shares held by
      -----------------
Purchaser as of the Termination Date which have not yet been released from the Company's Repurchase Option at the original purchase price per Share specified in Section 1 (adjusted for any stock splits, stock dividends and the like).

     (ii) The Repurchase Option shall be exercised by the Company by written notice to Purchaser or Purchaser's executor and, at the Company's option, (A) by delivery to Purchaser or Purchaser's executor of a check in the amount of the purchase price for the Shares being purchased, or (B) in the event Purchaser is indebted to the Company, by cancellation by the Company of an amount of such indebtedness equal to the purchase price for the Shares being repurchased, or
(C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price. Upon delivery of such notice and payment of the purchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Shares being repurchased by the Company, without further action by Purchaser.

     (iii) One hundred percent (100%) of the Shares shall initially be subject to the Repurchase Option. Twenty-five percent (25%) of the total Shares shall be vested as of the Vesting Commencement Date (as set forth on the signature page of this Agreement) and 1/36 of the remaining Shares shall vest and be released from the Repurchase Option (provided in each case that Purchaser's employment or consulting relationship with the Company has not been terminated prior to the date of any such release) each month thereafter until such Shares are fully vested. Fractional shares shall be rounded to the nearest whole share.

     (iv) In the event of a Change in Control Transaction (as defined below), fifty percent (50%) of all unvested Shares shall be fully vested upon the consummation of the Change in Control Transaction, and the remaining fifty percent (50%) of all unvested Shares shall be fully vested upon the consummation of the Change in Control Transaction if and only if, within twelve (12) months of the consummation of such Change in Control Transaction, Purchaser's employment or consultancy, as the case may be, with the Company (or the Company's successor) is either terminated by the Company (or the Company's successor) other than for Cause (as defined below) or terminated by the Purchaser for Good Reason (as defined below). For purposes of this Agreement, "Cause" means fraud, misappropriation or embezzlement on the part of Purchaser which results in material loss, damage or injury to the Company (or the Company`s successor), the Purchaser's conviction of a felony involving moral turpitude, or the Purchaser's gross neglect of duties. For purposes of this Agreement, "Good Reason" means (A) a material reduction in compensation, (B) a relocation of the Purchaser's principal worksite to a location more than fifty
(50) miles from the Purchaser's pre-Change of Control Transaction worksite or
(C) a demotion or a material reduction in responsibilities or authority from Purchaser's pre-Change of Control Transaction position. For the purposes of this Agreement, a "Change in Control Transaction" shall mean (i) the direct or indirect sale of or exchange in a single series of related transactions by the shareholders of the Company of more than fifty percent (50%) of the voting stock of the Company, (ii) a merger or consolidation in which the Company is a party or (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company, in each case wherein the shareholders of the Company immediately before such transaction or single series of related transactions do not retain immediately after such transaction or single series of related transactions, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before such transaction or single series of related transactions, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the

Company or the corporation or corporations to which the assets of the Company were transferred, as the case may be.

          (b) Right of First Refusal. Before any Shares held by Purchaser or any
              ----------------------
transferee of Purchaser (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or
-------
operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this
Section 3(b) (the "Right of First Refusal").
                   ----------------------

     (i)  Notice of Proposed Transfer.  The Holder of the Shares shall deliver
          ---------------------------
to the Company a written notice (the "Notice") stating:  (A) the Holder's bona
                                      ------
fide intention to sell or otherwise transfer such Shares, (B) the name of each proposed purchaser or other transferee ("Proposed Transferee"), (C) the number
                                         -------------------
of Shares to be transferred to each Proposed Transferee and (D) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Shares at the same price (the "Offered Price") and upon the same terms (or terms as
                        -------------
similar as reasonably possible) to the Company or its assignee(s).

     (ii) Exercise of Right of First Refusal.  At any time within thirty (30)
          ----------------------------------
days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection
(iii) below.

     (iii)  Purchase Price.  The purchase price ("ROFR Purchase Price") for the
            --------------                        -------------------
Shares purchased by the Company or its assignee(s) under this Section 3(b) shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Company's board of directors in good faith. In the event the transfer occurs by gift or operation of law, the Offered Price shall be equal to the fair market value as determined by the Company's board of directors of the Company in its reasonable judgment.

     (iv) Payment.  Payment of the ROFR Purchase Price shall be made, at the
          -------
option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

     (v) Holder's Right to Transfer.  If all of the Shares proposed in the
         --------------------------
Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3(b), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price; provided, however, that such sale or other transfer is consummated within sixty (60) days after the date of the Notice; and provided further, however that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 3 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed

Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

     (vi) Exception for Certain Family Transfers.  Anything to the contrary
          --------------------------------------
contained in this Section 3(b) notwithstanding, the transfer of any or all of the Shares during Purchaser's lifetime or on Purchaser's death by will or intestacy to Purchaser's Immediate Family or a trust for the benefit of Purchaser's Immediate Family shall be exempt from the provisions of this Section 3(b). "Immediate Family" as used herein shall mean spouse, lineal descendant or
        ----------------
antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3.

          (c)  Involuntary Transfer.
               --------------------

     (i) Company's Right to Purchase upon Involuntary Transfer.  In the event,
         -----------------------------------------------------
at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding in the event of death a transfer to Immediate Family as set forth in Section 3(b)(vi) above) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase all of the Shares transferred at the greater of the purchase price paid by Purchaser pursuant to this Agreement or the fair market value of the Shares on the date of transfer. Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of thirty (30) days following receipt by the Company of written notice by the person acquiring the Shares.

     (ii) Price for Involuntary Transfer.  With respect to any stock to be
          ------------------------------
transferred pursuant to Section 3(c)(i), the price per Share shall be a price set by the Company's board of directors that will reflect the current value of the stock in terms of present earnings and future prospects of the Company. The Company shall notify Purchaser or his or her executor of the price so determined within thirty (30) days after receipt by it of written notice of the transfer or proposed transfer of Shares. However, if the Purchaser does not agree with the valuation as determined by the Company's board of directors, the Purchaser shall be entitled to have the valuation determined by an independent appraiser to be mutually agreed upon by the Company and the Purchaser and whose fees shall be borne equally by the Company and the Purchaser.

          (d) Assignment. The right of the Company to purchase any part of the
              ----------
Shares may be assigned in whole or in part to any shareholder or shareholders of the Company or other persons or organizations; provided, however, that an assignee, other than a corporation that is the parent or a one hundred percent (100%) owned subsidiary of the Company, must pay the Company, upon assignment of such right, cash equal to the difference between the original purchase price and fair market value, if the original purchase price is less than the fair market value of the Shares subject to the assignment.

          (e) Restrictions Binding on Transferees.  All transferees of Shares or
              -----------------------------------
any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including, insofar as applicable, the Repurchase Option. Any sale or transfer of the Company's Shares shall be void unless the provisions of this Agreement are met.

          (f) Termination of Rights.  The Right of First Refusal and the option
              ---------------------
to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 3(c) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"). Upon
                                                   --------------
termination of the Right of First Refusal and the expiration or exercise of the Repurchase Option, a new certificate or certificates representing the Shares not repurchased shall be issued, on request, without the legend referred to in
Section 6(a)(ii) below and delivered to Purchaser.

     4.  Escrow of Unvested Shares.  For purposes of facilitating the
         -------------------------
enforcement of the provisions of Section 3 above, Purchaser agrees, immediately upon receipt of the certificate(s) for the Shares subject to the Repurchase Option, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached to this Agreement as Exhibit A executed by
                                                           ---------
Purchaser and by Purchaser's spouse (if required for transfer), in blank, to the Secretary of the Company, or the Secretary's designee, to hold such certificate(s) and Assignment Separate from Certificate in escrow and to take all such actions and to effectuate all such transfers and/or releases as are in accordance with the terms of this Agreement. Purchaser hereby acknowledges that the Secretary of the Company, or the Secretary's designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. Purchaser agrees that said escrow holder shall not be liable when acting in good faith to any party hereof (or to any other party). The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Purchaser agrees that if the Secretary of the Company, or the Secretary's designee, resigns as escrow holder for any or no reason, the Company's board of directors shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement.

     5.  Investment and Taxation Representations.  In connection with the
         ---------------------------------------
purchase of the Shares, Purchaser represents to the Company the following:

          (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for his or her own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

          (b) Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

          (c) Purchaser further acknowledges and understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the Shares. Purchaser understands that the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel for the Company.

          (d) Purchaser is familiar with the provisions of Rules 144 and 701, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of issuance of the securities, such issuance will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of
Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"),
                                                                 ------------
the securities exempt under Rule 701 may be resold by Purchaser ninety (90) days thereafter, subject to the satisfaction of certain of the conditions specified by Rule 144, including, among other things: (1) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Exchange Act); and (2) in the case of an affiliate, the availability of certain public information about the Company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable. Notwithstanding this Section 5(d), Purchaser acknowledges and agrees to the restrictions set forth in Section 5(f) hereof.

     In the event that the Company does not qualify under Rule 701 at the time of purchase, then the Shares may be resold by Purchaser in certain limited circumstances subject to the provisions of Rule 144, which requires, among other things: (1) the availability of certain public information about the Company;
(2) the resale occurring not less than two years after the party has purchased, and made full payment of (within the meaning of Rule 144), the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as such term is defined under the Exchange Act) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

          (e) Purchaser further understands that at the time he or she wishes to sell the Shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144 or 701, and that, in such event, Purchaser would be precluded from selling the Shares under Rule 144 or 701 even if the two-year minimum holding period had been satisfied.

          (f) Purchaser further understands that in the event all of the applicable requirements of Rule 144 or 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required, and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

          (g) Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6.  Restrictive Legends and Stop-Transfer Orders.
         --------------------------------------------

     (a) Legends.  The certificate or certificates representing the Shares shall
         -------
bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

               (i) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY PARTICULAR STATE, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

               (ii) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE
                    TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

              (iii) Any legend required to be placed thereon by the Secretary of State of the State of Washington or other applicable state securities laws.

          (b) Stop-Transfer Notices.  Purchaser agrees that, in order to ensure
              ---------------------
compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c) Refusal to Transfer.  The Company shall not be required (i) to
              -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     7.  No Employment Rights.  Nothing in this Agreement shall affect in any
         --------------------
manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, to terminate Purchaser's employment, for any reason, with or without cause.

     8.  Section 83(b) Election. Purchaser understands that Section 83(a) of the
         ----------------------
Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income
                                                ----
the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" means the right of the Company to buy back the Shares
          -----------
pursuant to the Repurchase Option set forth in Section 3(a) of this Agreement. Purchaser understands that Purchaser may elect to be taxed at the time the Shares are purchased, rather than when and as the Repurchase Option expires, by filing an election under Section 83(b) (an "83(b) Election") of the Code with
                                            --------------
the Internal Revenue Service within 30 days from the date of purchase. Even if the fair market value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the election must be made to avoid income under Section 83(a) in the future. Purchaser understands that failure to file such an election in a timely manner may result in adverse tax consequences for Purchaser. Purchaser further understands that an additional copy of such election form should be filed with his or her federal income tax return for the calendar year in which the date of this Agreement falls. Purchaser acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, and does not purport to be complete. Purchaser further acknowledges that the Company has directed Purchaser to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Purchaser may reside, and the tax consequences of Purchaser's death.

          Purchaser agrees that he will execute and deliver to the Company with this executed Agreement a copy of the Acknowledgment and Statement of Decision Regarding Section 83(b) Election (the "Acknowledgment"), attached hereto as
                                       --------------
Exhibit B.  Purchaser further agrees that Purchaser will execute and submit with
---------
the Acknowledgment a copy of the 83(b) Election, attached hereto as Exhibit C,
                                                                    ---------
if Purchaser has indicated in the Acknowledgment his or her decision to make such an election.

     9.  Market Standoff Agreement.  In connection with the initial public
         -------------------------
offering of the Company's securities and upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering.

     10.  Miscellaneous.
          -------------

          (a) Release of Claims.  Purchaser acknowledges and agrees that the
              -----------------
opportunity granted to Purchaser by the Company to purchase the Shares pursuant to this Agreement constitutes good and adequate consideration for Purchaser's release of the Company (including all subsidiaries of the Company) from any and all claims, actions and suits, whether known or unknown, suspected or unsuspected, that the Company (including all subsidiaries of the Company) or Purchaser may possess arising from any omissions, acts or facts that have occurred up until and including the date of this Agreement relating to or arising from Purchaser's right to receive or purchase (i) shares of capital stock of the Company or M-Depot Internet Superstore Inc., a corporation organized under the laws of British Columbia ("M-Depot"), and/or (ii) securities convertible into shares of capital stock of the Company or M-Depot including, but not limited to as set forth in any offer letter made by the Company in favor of Purchaser. The Company and the Purchaser hereby acknowledge and agree that the release set forth in this Section 10(a) shall be and remain in effect in all respects as a complete and general release as to the matters set forth in this
Section 10(a). The complete and general release set forth in this Section 10(a) does not extend to any obligations incurred under this Agreement.

          (b) Governing Law.  This Agreement and all acts and transactions
              -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Washington, without giving effect to principles of conflicts of law.

          (c) Entire Agreement; Enforcement of Rights.  This Agreement sets
              ---------------------------------------
forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

          (d) Severability.  If one or more provisions of this Agreement are
              ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (e) Construction.  This Agreement is the result of negotiations
              ------------
between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

          (f) Notices.  Any notice required or permitted by this Agreement shall
              -------
be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

          (g) Counterparts.  This Agreement may be executed in two or more
              ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          (h) Successors and Assigns.  The rights and benefits of this Agreement
              ----------------------
shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.


                            [Signature Page Follows]

     The parties have executed this Agreement as of the date first set forth above.

                              ONVIA.COM, INC.,
                              a Washington corporation


                              By:  /s/ Glenn Ballman
                                   -----------------
                                    Glenn Ballman
                                    President

                              Address:  1000 Dexter Avenue, Suite 400
                                        Seattle, WA  98104

     PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO
SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT SHALL CONFER UPON PURCHASER ANY RIGHT WITH RESPECT TO CONTINUATION OF SUCH EMPLOYMENT OR CONSULTING RELATIONSHIP WITH THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH PURCHASER'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE PURCHASER'S EMPLOYMENT OR CONSULTING RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

                              PURCHASER:


                              /s/ Jeffrey Ballowe
                              -------------------
                              Jeffrey Ballowe

                              Address:
                                      -------------------

                                      -------------------


Vesting Commencement
Date:  December 8, 1999

I, ________________________________, spouse of Jeffrey Ballowe, have read and hereby approve the foregoing Agreement. In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or similar interest that I may have in the Shares shall be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.



                                       --------------------------
                                       Spouse of Jeffrey Ballowe

                                   EXHIBIT A
                                   ---------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE
                      ------------------------------------

     FOR VALUE RECEIVED and pursuant to that certain Common Stock Purchase Agreement between the undersigned ("Purchaser") and Onvia.com, Inc., a
                                    ---------
Washington corporation (the "Company"), dated December 8, 1999 (the
                             -------
"Agreement"), Purchaser hereby sells, assigns and transfers unto the Company
 ---------
_________________________________ (________) shares of the Common Stock of the
Company standing in Purchaser's name on the Company's books and represented by Certificate No. COM-___, and does hereby irrevocably constitute and appoint _____________________________ to transfer said stock on the books of the Company with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.

Dated: ______________________

                              Signature:


                              /s/ Jeffrey Ballowe
                              -------------------
                              Jeffrey Ballowe


                              ______________________________
                              Spouse of Jeffrey Ballowe (if applicable)



Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its repurchase option set forth in the Agreement without requiring additional signatures on the part of Purchaser.10018839.01

                                   EXHIBIT B
                                   ---------

                   ACKNOWLEDGMENT AND STATEMENT OF DECISION
                    -----------------------------------------
                        REGARDING SECTION 83(b) ELECTION
                        --------------------------------

          The undersigned has entered a stock purchase agreement with Onvia.com, Inc., a Washington corporation (the "Company"), pursuant to which the
                                     -------
undersigned is purchasing 60,000 shares of Common Stock of the Company (the "Shares"). In connection with the purchase of the Shares, the undersigned
-------
hereby represents as follows:

          1. The undersigned has carefully reviewed the stock purchase agreement pursuant to which the undersigned is purchasing the Shares.

          2.  The undersigned either [check and complete as applicable]:

          (a) ___ has consulted, and has been fully advised by, the undersigned's own tax advisor, __________________________, whose business address is _____________________________,
                   regarding the federal, state and local tax consequences of purchasing the Shares, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code")
                                                                       ----
                   and pursuant to the corresponding provisions, if any, of applicable state law; or

          (b) ___  has knowingly chosen not to consult such a tax advisor.

          3. The undersigned hereby states that the undersigned has decided [check as applicable]:

          (a) ___ to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned's executed Common Stock Purchase Agreement, an executed form entitled "Election Under Section 83(b) of the Internal Revenue Code of 1986;" or

          (b) ___ not to make an election pursuant to Section 83(b) of the Code.

          4. Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned's purchase of the Shares or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.


Date:                                /s/ Jeffrey Ballowe
     --------------                   -------------------
                                     Jeffrey Ballowe

Date:
     ---------------------           -----------------------
                                     Spouse of Jeffrey Ballowe (if applicable)

                                   EXHIBIT C
                                   ---------
                          ELECTION UNDER SECTION 83(b)
                          ----------------------------
                      OF THE INTERNAL REVENUE CODE OF 1986
                      ------------------------------------

     The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer's gross income for the current taxable year, the amount of any compensation taxable to taxpayer in connection with taxpayer's receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

     NAME OF TAXPAYER:  Jeffrey Ballowe

     SPOUSE OF TAXPAYER:
                        ------------------------
     ADDRESS:
             ----------------------------------

             ----------------------------------
     IDENTIFICATION NO. OF TAXPAYER:  _______________

     IDENTIFICATION NO. OF SPOUSE:  _______________

     TAXABLE YEAR:  1999

2. The property with respect to which the election is made is described as follows:

     60,000 shares of the Common Stock (the "Shares") of Onvia.com, Inc., a Washington corporation (the "Company").

3.   The date on which the property was transferred is:  December 8, 1999

4.   The property is subject to the following restrictions:

     Repurchase option at cost in favor of the Company upon termination of taxpayer's employment or consulting relationship.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $150,000.00.

6.   The amount (if any) paid for such property:  $150,000.00.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked
--------------------------------------------------------------------------
except with the consent of the Commissioner.
-------------------------------------------

Dated:                                   /s/ Jeffrey Ballowe
      ------------------                 -------------------
                                         Jeffrey Ballowe

Dated:
      -----------------                  ------------------------
                                         Spouse of Jeffrey Ballowe

                                    RECEIPT
                                    -------

          Onvia.com, Inc., a Washington corporation (the "Company"), hereby acknowledges receipt of cash, check or services rendered in the amount of $150,000.00 given by Jeffrey Ballowe as consideration for Certificate No. COM- ___ for 60,000 shares of Common Stock of the Company.

Dated:
      ------------------------

                              Onvia.com, Inc.

                              By: /s/ Glenn Ballman
                                 ------------------

                              Name:
                                   -------------------------
                              Title:
                                    ------------------------

                              RECEIPT AND CONSENT
                              -------------------

     The undersigned hereby acknowledges receipt of a photocopy of Certificate No. COM-___ for 60,000 shares of Common Stock of Onvia.com, Inc., a Washington corporation (the "Company").
                  -------

     The undersigned further acknowledges that the Secretary of the Company, or his or her designee, is acting as escrow holder pursuant to the Common Stock Purchase Agreement Purchaser has previously entered into with the Company. As escrow holder, the Secretary of the Company, or his or her designee, holds the original of the aforementioned certificate issued in the undersigned's name.

Dated:
      -----------------------


                                          /s/ Jeffrey Ballowe
                                          -----------------------
                                          Jeffrey Ballowe